Fees Summary	Jul. 31, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	6,634.20
Total Transaction Valuation	48,039,117.26
Total Offset Amount	6,634.20
Net Fee	$ 0